SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                           June 4, 1998 (June 3, 1998)

                       AMERICAN TOWER SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

       Delaware                         333-46025            65-0598206
(State or Other Jurisdiction           (Commission         (IRS Employer
 of Incorporation)                     File Number)        Identification No.)





                              116 Huntington Avenue
                           Boston, Massachusetts 02116
               (Address of Principal Executive Offices, Zip Code)




                                 (617) 375-7500
              (Registrant's telephone number, including area code)





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Item 5.  Other Events

      On June 3, 1998, American Tower Systems Corporation issued the press release attached herewith as Exhibit 99.

Item 7.  Exhibits

         Press Release, dated June 3, 1998.......................  Exhibit 99



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN TOWER SYSTEMS
                                       CORPORATION
                                       (Registrant)


Date: June 4, 1998                   By: /s/ Justin D. Benincasa
                                           Name: Justin D. Benincasa
                                           Title: Vice President and
                                                    Corporate Controller









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